Tompkins Financial Corporation S-3ASR

Exhibit 107

Calculation of Filing Fee Tables

Form S-3

(Form Type)

Tompkins Financial Corporation

(Exact Name of Registrant as Specified in its Charter)

Table 1: Newly Registered and Carry Forward Securities

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Maximum Aggregate Offering Price(1)	Fee Rate(2)	Amount of Registration Fee(1) (2)	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	Equity	Common Stock, par value $0.10 per share	456(b) and 457(r)	(1)	(1)	(1)	(2)	(2)
	Equity	Preferred Stock, par value $0.01 per share	456(b) and 457(r)	(1)	(1)	(1)	(2)	(2)
Fees Previously Paid	N/A	N/A	N/A	N/A	N/A	N/A		N/A
Carry Forward Securities
Carry Forward Securities	N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A	N/A	N/A	N/A
	Total Offering Amounts				(1)	$100,000,000(1)		(2)
	Total Fees Previously Paid							-
	Total Fee Offsets							$12,980(2)
	Net Fee Due							-

1

Table 2: Fee Offset Claims and Sources

	Registrant or File Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee Offset Sources	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rule 457(p)
Fee Offset Claims	Tompkins Financial Corporation	Form S-3	333-240069	July 24, 2020		$12.980(2)	Unallocated	(2)	(2)	$100,000,000	(2)
Fee Offset Sources	Tompkins Financial Corporation	Form S-3	333-240069		July 24, 2020						$3,128.50
Fee Offset Sources	Tompkins Financial Corporation	Form S-3	333-219427		July 24, 2017						$835.50
Fee Offset Sources	Tompkins Financial Corporation	Form S-3	333-194630		March 17, 2014						$9,016

(1)	An unspecified aggregate number or amount of securities of each identified class are being registered as may from time to time be offered at indeterminate prices, including an unspecified number or amount of securities that may be issued upon the exercise, settlement, exchange or conversion of securities offered hereunder. The aggregate maximum offering price of all securities issued by Tompkins Financial pursuant to this Registration Statement shall not have a maximum aggregate offering price that exceeds $100,000,000. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities.

(2)

In accordance with Rules 456(b) and 457(r), the registrant is deferring payment of all of the registration fee, except for $12,980 that the registrant is entitled to offset pursuant to Rule 457(p) for fees paid with respect to unsold securities registered pursuant to the Registration Statement on Form S-3, File No. 333-240069, filed by the registrant on August 4, 2020 (the “Prior Registration Statement”) having an aggregate initial offering price of $100,000,000 and the offering of securities under the Prior Registration Statement terminated upon the date that was three years after the initial effective date of the registration statement, or August 6, 2023. In connection with the filing of the Prior Registration Statement, a filing fee of $12,980 was due which the registrant paid with a contemporaneous fee payment of $3,128.50 and a fee offset of $9,851.50. On July 24, 2017, the registrant filed a Registration Statement on Form S-3, File No. 333-219427, for which a filing fee of $9,851.50 was due and the registrant paid with a contemporaneous fee payment of $835.50 and a fee offset of $9,016. On July 19, 2014, the registrant filed a Registration Statement on Form S-3/A, File No. 333-194630, for which a filing fee of $9,016 was due which the registrant paid with a contemporaneous fee payment of $9,016, In connection with the securities offered hereby, except for the application of these previously-paid fees, the registrant will pay the registration fee on a pay-as-you-go basis pursuant to Rule 456(b).

2